SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 28, 2002


                               AT COMM CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                     0-15797                  95-3824750
            --------                     -------                  ----------

(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


                          2041 Pioneer Court, Suite 204
                           San Mateo, California 94403
                    (Address of principal executive offices)

                                 (650) 375-8188
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Monthly Operating Report filed with the U.S. Bankruptcy Court on August 28, 2002 for the period of July 1, 2002 to July 31, 2002. Copies of any tax returns, bank statements, reconciliation schedules, and other attachments originally filed with the Bankruptcy Court as part of the Monthly Operating Reports have been omitted.

         THE MONTHLY OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.  Exhibit.

         The following exhibit is filed as a part of this report:

Exhibit No.       Description
-----------       -----------

99.1              Monthly Operating Report for the period from July 1, 2002 to
                  July 31, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AT COMM CORPORATION


Dated:   August 28, 2002                 By:    /s/ William H. Welling
                                                --------------------------
                                                William H. Welling
                                                Chairman and
                                                Chief Executive Officer